UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

PayPal Holdings, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 North First Street

San Jose, California 95131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (408) 967-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, and is not to be incorporated by reference into any filing by PayPal Holdings, Inc., or the Company, under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

The financial presentation included as Exhibit 99.1 to this report includes unaudited reconciliations of quarterly GAAP to non-GAAP pro forma condensed combined statements of income of the Company for the quarterly periods ended March 31, 2015, December 31, 2014, September 30, 2014, June 30, 2014 and March 31, 2014, as well as free cash flow for 2014. The financial measures in the financial presentation may be different from non-GAAP financial measures used by other companies. The presentation of this non-GAAP financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with generally accepted accounting principles (“GAAP”). For information regarding the Company’s unaudited pro forma condensed combined statements of income for the year ended December 31, 2014 and for the quarter ended March 31, 2015, see “Unaudited Pro Forma Condensed Combined Financial Statements” in the Company’s registration statement on Form 10 and amendments thereto (the “Form 10”), copies of which may be obtained by visiting the web site of the Securities and Exchange Commission, or the SEC, at www.sec.gov. In addition, this information should be read in conjunction with the Company’s historical combined statements of income and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Form 10.

The unaudited pro forma condensed combined statements of income constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in the Form 10 and in the Company’s subsequent filings with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	PayPal Holdings, Inc. Presentation entitled “Historical Quarterly Financials (Q1-14 through Q1-15)” dated July 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 1, 2015	PayPal Holdings, Inc.

	By:	/s/ Russell S. Elmer
	Name:	Russell S. Elmer
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	PayPal Holdings, Inc. Presentation entitled “Historical Quarterly Financials (Q1-14 through Q1-15)” dated July 1, 2015